UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item       1.01.      Entry into a Material Definitive Agreement.

On February 25, 2022, a subsidiary of Xenia Hotels & Resorts, Inc., a Maryland corporation (collectively, the “Company”), and Nashville Gulch, LLC (the “Seller”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which the subsidiary of the Company and/or its affiliate assignee have agreed to purchase from Seller (the “Purchase”) W Nashville ('the Hotel”) in an all-cash transaction valued at approximately $328.7 million (subject to customary adjustments). In connection with entering into the Purchase Agreement, a $10 million at-risk deposit was placed in escrow by the Company. The board of directors of the Company has approved the execution, delivery and performance of the Purchase Agreement, the Purchase and the other transactions contemplated by the Purchase Agreement.

The Purchase is expected to be consummated within 30 days after February 25, 2022, subject to extension depending on the time at which certain closing conditions are satisfied.The completion of the Purchase is subject to customary closing conditions and the purchase price will be adjusted for customary prorations.

The Purchase Agreement contains representations, warranties, covenants and agreements among the parties that are customary for an arm’s length acquisition agreement, including, without limitation, requirements for the ordinary course of operation of the Hotel by the Hotel's operator prior to the closing, adherence by the parties to covenants of confidentiality regarding the transaction, and agreements of limited reciprocal indemnification. In addition, the representations, warranties, covenants and agreements are qualified by and subject to exceptions and other limitations contained in the Purchase Agreement and the schedules thereto. The representations and warranties in the Purchase Agreement are the product of negotiation among the parties to the Purchase Agreement and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties or breaches of covenants are subject to waiver by the parties in accordance with the Purchase Agreement.

The Purchase Agreement also contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties, covenants and agreements, and certain other designated matters, subject to customary limitations and related provisions.

Item       2.02.      Results of Operations and Financial Condition.

On March 1, 2022, Xenia Hotels & Resorts, Inc. (the “Company”) issued a press release announcing its results for the quarter and year ended December 31, 2021. The full text of the press release is attached as Exhibit 99.1 to this Current Report Form 8-K and is incorporated herein by reference.

Item       7.01.      Regulation FD Disclosure.

On March 1, 2022, the Company issued a press release announcing its entry into the Purchase Agreement. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

From time to time, senior management of the Company meets with current and potential investors and business analysts. The Company intends to use the presentation furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference (the "Investor Presentation"), at these meetings. The Company intends to post the Investor Presentation in the "Investor Relations" section of its website at www.xeniareit.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

The information furnished pursuant to Items 2.01 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,”

“believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” references to "outlook" and "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among others, statements about our plans, strategies, prospects, the anticipated future financial performance of the Hotel, the anticipated timing of the closing of the Purchase or future events. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the satisfaction of closing conditions, purchase price adjustments in accordance with the terms of the Purchase Agreement, indemnification obligations, and the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item       9.01.      Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated as of March 1, 2022 (furnished pursuant to Item 2.02)
99.2	Press Release of Xenia Hotels & Resorts, Inc., dated as of March 1, 2022 (furnished pursuant to Item 7.01)
99.3	Xenia Hotels & Resorts, Inc. March 2022 Investor Presentation (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: March 1, 2022	By:	/s/ Atish Shah
	Name:	Atish Shah
	Title:	Executive Vice President and Chief Financial Officer